                                                                    Exhibit 10.2


                               CREDIT AGREEMENT
                               ----------------


          This CREDIT AGREEMENT dated as of September 29, 2000, is by and between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation (the "Company"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

          SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS.
                      --------------------------------

          1.01   Certain Defined Terms.  As used herein, the terms defined in
                 ---------------------
the introductory paragraphs hereof shall have the meanings given them therein and the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined):

          "Adjusted Eurodollar Rate":  on any date of determination, the rate
           ------------------------
     (rounded upward, if necessary, to the next higher one hundredth of one percent) determined by dividing the Eurodollar Rate for such date by 1.00 minus the Eurodollar Reserve Percentage.

          "Adjusted Leverage Ratio":  on any date of determination, the ratio of
           -----------------------
     (a) Total Indebtedness to (b) Net Worth.

          "Advance":  (a) a Reference Rate Advance, (b)  a Eurodollar Advance.
           -------

          "Affiliate":  with respect to any Person, any other Person directly or
           ---------
     indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement":  this Credit Agreement, as amended, supplemented,
           ---------
     restated or otherwise modified and in effect from time to time.

          "Applicable Margin":  with respect to:
           -----------------

               (a)  Reference Rate Advances, 0%;

               (b)  Eurodollar Advances, 1.07%.

          "Borrowing Base Certificate":  a certificate in the form of Exhibit A.
           --------------------------

          "Borrowing Date":  the Business Day specified by the Company in a
           --------------
     Confirmation of Borrowing/Paydown/Conversion as the date on which it requests the Lenders to make Loans or U.S. Bank to make a Swingline Loan.

          "Business Day":  any day of the year other than a Saturday, Sunday or
           ------------
     other day on which commercial banks in Minneapolis, Minnesota are required or authorized to close.

          "Change of Control":  The occurrence, after the Closing Date, of any
           -----------------
     of the following circumstances: (a) the Guarantor not owning, directly or indirectly, securities of the Company representing all securities of the Company entitled to vote in the election of directors; or (b) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Guarantor (or other securities convertible into such securities) representing 10% or more of the combined voting power of all securities of the Guarantor entitled to vote in the election of directors; or (c) during any period of up to twelve consecutive months, whether commencing before or after the Closing Date, individuals who at the beginning of such twelve-month period were directors of the Guarantor ceasing for any reason to constitute a majority of the Board of Directors of the Guarantor (other than by reason of death, disability or scheduled retirement); or (d) any Person or two or more Persons acting in concert acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, control over securities of the Guarantor (or other securities convertible into such securities) representing 10% or more of the combined voting power of all securities of the Parent entitled to vote in the election of directors.

          "Code":  the Internal Revenue Code of 1986, together with all
           ----
     amendments from time to time thereto.

          "Collateral Account":  account number 104756690947 of the Company with
           ------------------
     Agent.

          "Commitment Fees":  as defined in Section 2.01(h).
           ---------------

          "Compliance Certificate":  a certificate in the form of Exhibit B.
           ----------------------

          "Confirmation of Borrowing/Paydown/Conversion":  a confirmation in the
           --------------------------------------------
     form of Exhibit C.

          "EBITDA":  for any period of determination, the consolidated net
           ------
     income of the Company before deductions for income taxes, Interest Expense, depreciation and amortization, all as determined in accordance with GAAP.

          "Effective Date":  the date on or after the Signing Date on which all
           --------------
     of the conditions precedent set forth in Section 5.01 shall have been satisfied or waived in writing by the Agent.

          "ERISA":  the Employee Retirement Income Security Act of 1974,
           -----
     together with all amendments from time to time thereto.

          "ERISA Affiliate":  any trade or business (whether or not
           ---------------
     incorporated) that is a member of a group that is treated as a single employer under Section 414 of the Code of which the Company is a member.

          "Eurodollar Advance":  an outstanding Warehousing Loan or Swingline
           ------------------
     Loan that bears interest as provided in Section 2.02(a)(ii).

          "Eurodollar Business Day":  a Business Day which is also a day for
           -----------------------
     trading by and between banks in United States dollar deposits in the interbank Eurodollar market and a day on which banks are open for business in New York, New York.

          "Eurodollar Rate":  on any date of determination, the average offered
           ---------------
     rate for deposits in United States dollars having a maturity of thirty days (rounded upward, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits on such date of determination which appears on the Reuters Screen LIBO page as of 11:00 a.m., London time (or such other time as of which such rate appears) on such date of determination, or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates at which United States dollar deposits having a maturity of thirty days are offered to the Agent in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on such date of determination in an amount equal to $1,000,000 (round upward, if necessary, to the nearest 1/16 of 1%). "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Screen Money Rate Screen (or such other page as may replace the LIBO page on such service for the purpose of displaying London interbank rates of major banks for United States dollar deposits).

          "Eurodollar Reserve Percentage":  on any date of determination, that
           -----------------------------
     percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by U.S. Bank, in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of a Lender to United States residents).

          "Event of Default":  as defined in Section 6.01.
           ----------------

          "Fannie Mae":  Fannie Mae and any successor thereto.
           ----------

          "Federal Funds Effective Rate":  for any date of determination, the
           ----------------------------
     weighted average of the quotations for such date for overnight federal funds transactions received by U.S. Bank from three (3) federal funds brokers of recognized standing selected by U.S. Bank; provided, that in lieu of determining the rate in the foregoing manner, the Agent may substitute the per annum rate for such transactions displayed on the Telerate screen, page 120 (or such other page as may replace page 120 on such service for the purpose of displaying the federal funds rate), at 10:00 A.M. (Minneapolis time) on such date or, if such date is not a Business Day, the most recent Business Day.

          "Floating Rate Advance":  an outstanding Warehousing Loan or Swingline
           ---------------------
     Loan maintained as a Reference Rate Advance or a Eurodollar Advance.

          "Freddie Mac":  Freddie Mac and any successor thereto.
           -----------

          "GAAP":  generally accepted accounting principles in the United States
           ----
     set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Ginnie Mae": the Government National Mortgage Association and any
           ----------
     successor thereto.

          "Guarantee":  any obligation, contingent or otherwise, of any Person
           ---------
     guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor,
     (b) to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital, or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d) entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such Indebtedness or to protect such owner against loss in respect thereof; provided, that
                      --------
     the term "Guarantee" shall not include endorsements for collection or deposit, in each case in the ordinary course of business.

          "Guarantor":  Matrix Bancorp, Inc., a Colorado corporation.
           ---------

          "Guaranty":  the guaranty in the form of Exhibit D, as the same may be
           --------
     amended, supplemented or restated from time to time.

          "Immediately Available Funds":  funds with good value on the day and
           ---------------------------
     in the city in which payment is received.

          "Indebtedness":  with respect to any Person at any time, without
           ------------
     duplication, all obligations of such Person which, in accordance with GAAP, consistently applied, should be classified as liabilities on an unconsolidated balance sheet of such Person, but in any event shall include: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, but excluding accrued expenses and trade payables incurred and paid in the ordinary course of business, (f) all obligations of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all capitalized lease obligations of such Person, (h) all obligations of such Person in respect of interest rate protection agreements, (i) all obligations of such Person, actual or contingent, in respect of letters of credit or banker's acceptances, (j) all obligations of any partnership or joint venture as to which such Person is or may become personally liable, and (k) all Guarantees by such Person of Indebtedness of others.

          "Interest Coverage Ratio":  for any period of four consecutive fiscal
           -----------------------
     quarters, the ratio of (a) EBITDA to (b) Interest Expense, in each case determined for said period in accordance with GAAP.

          "Interest Expense":  for any period of determination, the aggregate
           ----------------
     consolidated amount, without duplication, of interest paid, accrued or scheduled to be paid in respect of any consolidated Indebtedness of the Company.

          "Investment":  as applied to any Person, any direct or indirect
           ----------
     purchase or other acquisition by that Person of, or a beneficial interest in, stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness and accounts receivable from that other Person which are not current assets or did not arise from sales to that other Person in the ordinary course of business.

          "Investor":  any bank, trust company, savings and loan association,
           --------
     pension fund, governmental authority, insurance company or other responsible and substantial institutional investor, dealer or securities broker designated by the Company and approved by the Agent with respect to Mortgage Loans of a particular type; provided, that the Required Lenders may at any time, by written notice to the Company, reject any Investor designated by the Company or designate any Investor as no longer acceptable. Upon receipt of such written notice, the Person(s) named in such notice to the Company shall no longer be considered Investors hereunder.

          "Lien":  any security interest, mortgage, pledge, lien, charge,
           ----
     encumbrance, title retention agreement or analogous instrument, in, of, or on any of the assets or properties, now owned or hereafter acquired, of any Person, whether arising by agreement or operation of law.

          "Loan Documents":  this Agreement, the Warehousing Note, the Guaranty,
           --------------
     the Pledge and Security Agreement, and all other agreements, instruments, certificates and other documents executed and delivered pursuant thereto or in connection therewith, as the same may be supplemented, amended or otherwise modified from time to time after the Signing Date.

          "Loans":  Warehousing Loans and Swingline Loans.
           -----

          "Material Adverse Event":  any occurrence of whatsoever nature
           ----------------------
     (including, without limitation, any adverse determination in any litigation, arbitration or governmental investigation or proceeding) which materially adversely affects the present or reasonably foreseeable prospective financial condition or operations of the Company or materially impairs the ability of the Company to perform its obligations under the Loan Documents.

          "Mortgage":  a mortgage or deed of trust on real property which has
           --------
     been or will be improved by a completed single family (i.e., one to four
                                                            ----
     family units) dwelling unit (i.e., a detached house, townhouse or
                                  ----
     condominium).

          "Mortgage-backed Security":  a security (including, without
           ------------------------
     limitation, a participation certificate) that is an interest in a pool of Mortgage Loans or is secured by such an interest.

          "Mortgage Loan":  a Mortgage Note and the related Mortgage.
           -------------

          "Mortgage Note":  a promissory note which has a term not exceeding 40
           -------------
     years evidencing a loan or advance which is secured by a Mortgage.

          "Multiemployer Plan":  a multiemployer plan, as such term is defined
           ------------------
     in Section 4001 (a) (3) of ERISA, which is maintained (on the Closing Date, within the five years preceding the Closing Date, or at any time after the Closing Date) for employees of the Company or any ERISA Affiliate.

          "Net Worth":  as to any Person, as of any date of determination, the
           ---------
     consolidated net worth of such Person as of such date, determined in accordance with GAAP.

          "Notes":  the Warehousing Notes and the Swingline Note.
           -----

          "Obligations":  all obligations of the Company to the Agent or any
           -----------
     Lender now or hereafter existing under any Loan Document, whether for principal, interest, fees, expenses, indemnification or otherwise.

          "PBGC":  the Pension Benefit Guaranty Corporation created by Section
           ----
     4002(a) of ERISA or any governmental body succeeding to the functions thereof.

          "Person":  any natural person, corporation, partnership, joint
           ------
     venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Plan":  each employee benefit plan (whether in existence on the
           ----
     Closing Date or thereafter instituted), as such term is defined in Section 3 of ERISA, maintained for the benefit of employees, officers or directors of the Company or of any ERISA Affiliate, other than a Multiemployer Plan.

          "Pledge and Security Agreement":  the pledge and security agreement in
           -----------------------------
     the form of Exhibit E, as the same may be amended, supplemented or restated from time to time.

          "Prohibited Transaction":  the respective meanings assigned to such
           ----------------------
     term in Section 4975 of the Code and Section 406 of ERISA.

          "Pro Rata Share":  with respect to each Lender, in each case expressed
           --------------
     as a percentage:

               (a) as such term pertains to such Lender's obligation to make Warehousing Loans, including its obligation to refinance any outstanding Swingline Loans, the fraction which the amount of its Warehousing Commitment is to the aggregate amount of all the Warehousing Commitments,

               (b) as such term pertains to such Lender's right to receive payment of interest on and Usage Fees with respect to its outstanding Warehousing Loans, the fraction which the outstanding amount of interest and Usage Fees payable to it on or with respect to the outstanding principal balance of such Lender's Warehousing Loans is to the aggregate outstanding amount of interest and Usage Fees payable on or with respect to the aggregate unpaid principal balance of all Warehousing Loans,

               (c) as such term pertains to such Lender's right to receive payment of principal of its outstanding Warehousing Loans, the fraction which the amount of the unpaid principal balance of its Warehousing Loans is to the aggregate unpaid principal balance of all outstanding Warehousing Loans,

               (d) as such term pertains to such Lender's right to receive Commitment Fees under Section 2.01(h), the fraction which such Lender's Warehousing Commitment Amount is to the sum of all Warehousing Commitment Amounts,

               (e)  as such term pertains to such Lender's obligations under
          Section 7.09, and for all other purposes, the fraction which such Lender's Warehousing Commitment Amount, or, if its Warehousing Commitment has terminated, the unpaid principal balance of its Warehousing Loans, is to the sum of the Warehousing Commitment Amounts of all of the Lenders or, if the Warehousing Commitments have terminated, the unpaid principal balance of all of the Warehousing Loans.

          "Recourse Servicing Contract":  a Servicing Contract under which the
           ---------------------------
     Company is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans (other than those Servicing Contracts that are customarily recognized in the trade as non-recourse but that may contain repurchase or indemnification obligations related to breaches of usual and customary representations and warranties made by the Company in connection with the sale and servicing of the Mortgage Loans serviced thereunder and usual and customary provisions for the advance of principal and interest on Mortgage-backed Securities by the Company).

          "Reference Rate":  at the time of any determination thereof, the rate
           --------------
     per annum which is most recently publicly announced by U.S. Bank as its "reference rate", which may be a rate at, above or below which U.S. Bank lends to other Persons.

          "Reference Rate Advance":  an outstanding Warehousing Loan or
           ----------------------
     Swingline Loan that bears interest as provided in Section 2.02(a)(i).

          "Regulation D":  Regulation D (or any substitute regulations) of the
           ------------
     Board of Governors of the Federal Reserve System (or any successor thereto), together with all amendments from time to time thereto.

          "Regulatory Change":  any change after the Signing Date in United
           -----------------
     States federal, state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of institutions including any Lender under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Reportable Event":  a reportable event as defined in Section 4043 of
           ----------------
     ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code.

          "Repurchased Mortgage Loan":  as defined in Exhibit F.
           -------------------------

          "Required Lenders":  at any time of determination, Lenders whose Pro
           ----------------
     Rata Shares (as defined under clause (i) of the definition of such term) aggregate at least 66.67%; provided, that if there is more than one Lender, the "Required Lenders" shall not consist of fewer than two Lenders.

          "Restricted Payments":  with respect to any Person, collectively, all
           -------------------
     dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity interests (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

          "Servicing Contract":  a contract or agreement purchased by the
           ------------------
     Company or entered into by the Company for its own account (and not as nominee or subservicer), whether now existing or hereafter purchased or entered into, pursuant to which the Company services Mortgage Loans or Mortgage Loan pools for others.

          "Servicing Portfolio":  at any time, all Mortgage Loans that are
           -------------------
     serviced by the Company pursuant to a Servicing Contract and/or Servicing Rights, including Mortgage Loans owned and serviced by the Company which are held for sale to Investors.

          "Servicing Rights":  any and all rights of the Company held for its
           ----------------
     own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools, including, without limitation, (i) all rights to collect payments due and enforce the rights of the mortgagee under any Mortgage Loans, (ii) all rights to receive compensation and termination fees under any Servicing Contract and (iii) all rights to receive the proceeds from any sale or other transfer of the Company's interest in any Servicing Contract.

          "Signing Date":  the Business Day on which counterparts of this
           ------------
     Agreement, duly executed by the Company and the Lenders, have been delivered to the Agent.

          "Sublien Mortgage Loan":  as defined in Exhibit F.
           ---------------------

          "Subprime Mortgage Loan":  as defined in Exhibit F.
           ----------------------

          "Subsidiary":  as to any Person, any corporation or other entity of
           ----------
     which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time owned directly or indirectly by such Person.

          "Swingline Facility":  the discretionary revolving credit facility
           ------------------
     provided by U.S. Bank to the Company described in Section 2.01(b).

          "Swingline Facility Amount":  $20,000,000.
           -------------------------

          "Swingline Loan":  a loan made by U.S. Bank to the Company pursuant to
           --------------
     Section 2.01(b).

          "Swingline Note":  as defined in Section 2.1(e).
           --------------

          "Take-Out Commitment":  as defined in Exhibit F.
           -------------------

          "Termination Date":  the earliest of (a) September 28, 2001, (b) the
           ----------------
     date on which the Commitments are terminated or reduced to zero pursuant to
     Section 2.01(g), or (c) the date on which the Commitments are terminated pursuant to Section 6.02.

          "Total Indebtedness":  at any time of determination, the amount, on a
           ------------------
     consolidated basis, of the liabilities of the Company and its subsidiaries, determined in accordance with GAAP.

          "Transferees":  as defined in Section 8.06.
           -----------

          "Transferred Interest":  as defined in Section 8.06.
           --------------------

          "Unmatured Event of Default":  any event which with the lapse of time,
           --------------------------
     with notice to the Company or with both would constitute an Event of Default.

          "Usage Fee":  as defined in Section 2.01(i).
           ---------

          "Warehousing Borrowing Base":  as of a date of determination, an
           --------------------------
     amount equal to 100% of the Warehousing Collateral Value of the Warehousing Collateral, as determined by the Agent from its records.

          "Warehousing Collateral":  all Mortgage Loans and related assets
           ----------------------
     included in "Collateral" (as defined in the Pledge and Security Agreement).

          "Warehousing Collateral Value":  on the date of any determination,
           ----------------------------
     with respect to the Warehousing Collateral or any portion thereof, as determined by the Agent in accordance with the provisions of Exhibit F.

          "Warehousing Commitment":  as to any Lender, the obligation of such
           ----------------------
     Lender to make Warehousing Loans pursuant to Section 2.01(a).

          "Warehousing Commitment Amount":  as to any Lender, the amount set
           -----------------------------
     opposite such Lender's name as its "Warehousing Commitment" in Schedule 1.01(a), as the same may be (i) reduced pursuant to Section 2.01(g), or
     (ii) changed as the result of an assignment pursuant to Section 8.06(a).

          "Warehousing Loan":  a loan made by a Lender to the Company pursuant
           ----------------
     to Section 2.01(a).

          "Warehousing Note":  as defined in Section 2.01(e).
           ----------------

          1.02 Accounting Terms.  Except as provided to the contrary herein, all
               ----------------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Company and the Lenders agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

          1.03 Computation of Time Periods.  In this Agreement, in the
               ---------------------------
computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding".

          1.04 Other Definitional Terms.  The words "hereof", "herein" and
               ------------------------
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and like references are to this Agreement unless otherwise specified. Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or".

          SECTION 2.  THE CREDIT FACILITIES.
                      ---------------------

          2.01 The Warehousing Facility.
               ------------------------

               (a) Warehousing Commitment.  Upon the terms and subject to the
                   ----------------------
     conditions of this Agreement, during the period beginning on the Effective Date and ending on the Termination Date, each Lender agrees, severally but not jointly, to lend (and after repayment, to relend) to the Company, at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to such Lender's Warehousing Commitment Amount, subject to the following limitations:

                    (i) the aggregate principal amount of Warehousing Loans and Swingline Loans at any time outstanding shall not exceed the sum of the Warehousing Commitment Amounts of all the Lenders; and

                    (ii) the aggregate principal amount of Warehousing Loans and Swingline Loans at any time outstanding shall not exceed the Warehousing Borrowing Base, as determined by the Agent from its records.

     No Lender shall be obligated to make a Warehousing Loan if, after giving effect to such Warehousing Loan, either of the limitations set forth in the preceding sentence would be exceeded. The failure of any one or more of the Lenders to make a Warehousing Loan in accordance with its Warehousing Commitment shall not relieve the other Lenders of their several obligations hereunder, but no Lender shall be liable with respect to the obligation of any other Lender hereunder or be obligated in any event to make Warehousing Loans which, together with its Pro Rata Share of outstanding Swingline Loans, would exceed its Warehousing Commitment Amount.

               (b)  Discretionary Swingline Commitment.  Upon the terms and
                    ----------------------------------
     subject to the conditions of this Agreement, until the Termination Date, U.S. Bank, in its sole discretion, may lend to the Company loans (each such loan, a "Swingline Loan") at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to the lesser of the Swingline Facility Amount and the amount by which sum of the Warehousing Commitment Amounts exceeds the principal amount of outstanding Warehousing Loans; provided, that U.S. Bank will not make a Swingline Loan if, after giving effect thereto, either of the limitations set forth in Section 2.01(a) would be exceeded.

               (c) Manner of Borrowing.  The Company shall give the Agent
                   -------------------
     telephonic notice of each request for Warehousing Loans not later than 1:00 p.m. (Minneapolis time) on the requested Borrowing Date if Warehousing Loans are requested and not later than 3:00 p.m. (Minneapolis time) on the requested Borrowing Date if Swingline Loans are requested. Each request for Warehousing Loans or Swingline Loans shall specify (i) the aggregate amount of Warehousing Loans or Swingline Loans, as the case may be, requested and (ii) whether such Warehousing Loans or Swingline Loans to be made by each Lender are to be funded as Eurodollar Advances, or Reference Rate Advances; provided, that any portion of a Loan not otherwise designated shall be funded as a Eurodollar Advance. The Company shall promptly confirm any such request by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/ Conversion. The Agent shall notify each Lender by not later than 2:00 p.m. (Minneapolis time) on the date it receives such request of each request for Warehousing Loans received from the Company, of such Lender's Pro Rata Share of the Warehousing Loans requested and whether such Lender's Warehousing Loans are to be funded as Reference Rate Advances or Eurodollar Advances. Each Lender shall deposit into the Collateral Account in Immediately Available Funds by not later than 3:00 p.m. (Minneapolis time) on the Borrowing Date the total amount of the Warehousing Loans to be made by such Lender. On the Borrowing Date of requested Swingline Loans, U.S. Bank may deposit into the Collateral Account in Immediately Available Funds by not later than 4:00 p.m. (Minneapolis time) on the requested Borrowing Date the amount of the requested Swingline Loans. Unless the Agent shall have received notice from a Lender prior to 3:00 p.m. (Minneapolis time) on any Borrowing Date that such Lender will not make available to the Agent the Warehousing Loans to be made by such Lender on such date, the Agent may assume that such Lender has made such Warehousing Loan available to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Company on such date a corresponding amount on behalf of such Lender. If a Lender shall not have timely given such a notice, and to the extent such Lender shall not have so made available to the Agent the Warehousing Loans to be made by such Lender on such date and the Agent shall have so made available to the Company a corresponding amount on behalf of such Lender, such Lender shall, on demand, pay to the Agent such corresponding amount together with interest thereon, at the Federal Funds Effective Rate, for each day from the date such amount shall have been so made available by the Agent to the Company until the date such amount shall have been repaid to the Agent. If such Lender does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the Company and the Company shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 2.02. Each request for Warehousing Loans shall be deemed to be a representation by the Company that (i) no Event of Default or

     Unmatured Event of Default has occurred or will exist upon the making of the requested Warehousing Loans and (ii) the representations and warranties contained in Section 3 hereof and in Section 5 of the Pledge and Security Agreement, are true and correct with the same force and effect as if made on and as of the date of such request.

               (d)  Refinancing of Swingline Loans.
                    ------------------------------

                    (i)   Permitted Refinancings of Swingline Loans.  U.S. Bank,
                          -----------------------------------------
          at any time in its sole and absolute discretion may, upon notice given to each other Lender by not later than 2:00 p.m. (Minneapolis time) on any Business Day, request that each Lender (including U.S. Bank) make a Warehousing Loan in an amount equal to its Pro Rata Share of the portion of the aggregate unpaid principal amount of any outstanding Swingline Loans for the purpose of refinancing such Swingline Loans. Such Warehousing Loans shall be made as Eurodollar Advances, unless the Company specifies otherwise.

                    (ii)  Mandatory Refinancings of Swingline Loans.  Not later
                          -----------------------------------------
          than 2:00 p.m. (Minneapolis time) on Thursday of each week, U.S. Bank will notify each other Lender of the aggregate amount of Swingline Loans which are then outstanding and the amount of Warehousing Loans required to be made by each Lender (including U.S. Bank) to refinance such outstanding Swingline Loans (which shall be in the amount of each Lender's Pro Rata Share of such outstanding Swingline Loans). Such Warehousing Loans shall be made as Eurodollar Advances, unless an Event of Default has occurred and is continuing (in which case such Warehousing Loans shall be made as Reference Rate Advances) or the Company specifies otherwise.

                    (iii) Lenders' Obligation to Fund Refinancings of Swingline
                          -----------------------------------------------------
          Loans.  Upon the giving of notice by U.S. Bank under Section
          -----
          2.01(d)(i) or 2.01(d)(ii), each Lender (including U.S. Bank) shall make a Warehousing Loan in an amount equal to its Pro Rata Share of the aggregate principal amount of Swingline Loans to be refinanced, and provide proceeds of such Warehousing Loans, in Immediately Available Funds, by not later than 3:00 p.m. (Minneapolis time) on the date such notice was received; provided, however, that a Lender shall not be obligated to make any such Warehousing Loan unless (A) U.S. Bank believed in good faith that all conditions to making the subject Swingline Loan were satisfied at the time such Swingline Loan was made, or (B) if the conditions to such Swingline Loan were not satisfied, such Lender had actual knowledge, by receipt of the statements furnished to it pursuant to Section 5.1 or otherwise, that any such condition had not been satisfied and failed to notify U.S. Bank in a writing received by U.S. Bank prior to the time it made such Swingline Loan that U.S. Bank was not authorized to make a Swingline Loan until such condition had been satisfied, or (C) the satisfaction of any such condition that was not satisfied had been waived in a writing by the Required Lenders prior to or at the time such Swingline Loan was made. The proceeds of Warehousing Loans made pursuant to the preceding sentence shall be paid to U.S. Bank (and not to the Company) and applied to the payment of principal of the outstanding Swingline Loans, and the Company authorizes the Agent to charge the Company's operating account or any other account (other than escrow or custodial accounts) maintained by it with the Agent (up to the amount available therein) in order to immediately pay U.S. Bank the principal amount of such Swingline Loans to the extent amounts received from the other Lenders are not sufficient to repay in full the principal of the outstanding Swingline Loans requested or required to be refinanced. Upon the making of a Warehousing Loan by a Lender pursuant to this Section 2.01(d)(iii), the amount so funded shall become due under such Lender's Warehousing Note and the outstanding principal amount of the Swingline Loans shall be correspondingly reduced. If any portion of any such amount paid to U.S. Bank should be recovered by or on behalf of the Company from U.S. Bank in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in the manner contemplated by Section 7.11. Each Lender's obligation to make Warehousing Loans referred to in this Section 2.01(d) shall, subject to the proviso to the first sentence of this Section 2.01(d)(iii), be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against U.S. Bank, the Company or anyone else for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default; (3) any adverse change in the condition (financial or otherwise) of the Company; (4) any breach of this Agreement by the Company, the Agent or any Lender; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, that in no event shall a Lender be obligated to make a Warehousing Loan if, after giving effect thereto, the outstanding principal balance of such Lender's Warehousing Note would exceed its Warehousing Commitment Amount.

               (e)  Warehousing Note.  Warehousing Loans made by each Lender
                    ----------------
     shall be evidenced by the Company's promissory note in the form of Exhibit G (together with any promissory note subsequently executed and delivered by the Company to evidence such Lender's Warehousing Loans, the "Warehousing Note"), which shall be made payable to the order of such Lender in an amount equal to such Lender's Warehousing Commitment Amount, shall be dated the Effective Date and shall mature on the Termination Date. Swingline Loans made by U.S. Bank hereunder shall be evidenced by the Company's promissory note in the form of Exhibit H (together with any promissory note subsequently executed and delivered by the Company to evidence the Swingline Loans, the "Swingline Note"), which shall be made payable to the order of U.S. Bank in an amount equal to the Swingline Facility Amount, shall be dated the Effective Date and shall mature on the Maturity Date. The aggregate amount of the

     Warehousing Loans and, in the case of U.S. Bank, Swingline Loans made by a Lender, less all repayments of principal thereof shall be the principal amount owing and unpaid on the Warehousing Note and, in the case of U.S. Bank, the Swingline Note. The principal amount of each Warehousing Loan made by a Lender and all principal payments and prepayments thereof may be noted by such Lender on a schedule attached to the Warehousing Note and shall be entered by such Lender on its ledgers and computer records. U.S. Bank shall enter in its ledgers and records the amount of each Swingline Loan, and the payments made thereon, and U.S. Bank is authorized by the Company to enter on a schedule attached to its Swingline Note a record of such Swingline Loans and payments. The failure of any Lender to make such notations or entries shall not affect the principal amount owing and unpaid on any Note. The entries made by any Lender on its ledgers and computer records and any notations made by such Lender on any such schedule annexed to such Lender's Warehousing Note or the Swingline Note shall be presumed to be accurate until the contrary is established.

               (f)  Payment and Prepayment of Warehousing Loans and Swingline
                    ---------------------------------------------------------
     Loans.  The Company shall pay the principal of the Warehousing Loans and
     -----
     Swingline Loans as follows:

                    (i)    Mandatory Payments.  The entire unpaid principal
                           ------------------
          balance of each Lender's Warehousing Note shall be due and payable on the Termination Date.

                    (ii)   Mandatory Prepayments.  If, at any time, the
                           ---------------------
          aggregate principal amount of all Warehousing Loans and Swingline Loans outstanding exceeds the Warehousing Borrowing Base, the Company shall immediately make principal prepayments of the Warehousing Notes in an aggregate amount equal to the amount of such excess, which amount shall be paid to the Agent and (A) first, applied to repay outstanding Swingline Loans and (B) second, distributed to the Lenders ratably on the basis of each Lender's Pro Rata Share of outstanding principal balances of the Warehousing Loans.

                    (iii)  Optional Prepayments.  The Company shall have the
                           --------------------
          right to prepay, without penalty, the outstanding principal balance of the Warehousing Notes in whole or in part at any time and from time to time, each such principal prepayment to be paid to the Agent and (A) first, applied to repay outstanding Swingline Loans and (B) second, distributed to the Lenders ratably on the basis of each Lender's Pro Rata Share of outstanding principal balances of the Warehousing Loans.

                    (iv)   Confirmation.  The Company shall promptly send the
                           ------------
          Agent a Confirmation of Borrowing/Paydown/Conversion confirming any payment or prepayment of principal made on the Warehousing Note.

               (g)  Termination and Reduction of the Warehousing Commitments.
                    --------------------------------------------------------

                    (i) The Company may, at any time, upon not less than thirty days' prior written notice to the Agent, a copy of which shall be promptly provided by the Agent to each Lender, reduce the aggregate Warehousing Commitment Amount, with any such reduction in a minimum amount of $5,000,000, or, if more, in an integral multiple of $1,000,000 in excess thereof; provided, that the Company may not reduce the aggregate Warehousing Commitment Amount below the aggregate principal amount of outstanding Warehousing Loans and Swingline Loans. The Company may, upon not less than thirty days' prior written notice to the Agent, a copy of which shall be promptly provided by the Agent to each Lender, terminate the Warehousing Commitments in their entirety. Upon termination of the Warehousing Commitments pursuant to this Section, the Company shall pay to the Agent the aggregate amount of all outstanding Warehousing Loans, all accrued and unpaid interest thereon, any unpaid fees accrued to the date of such termination and all other unpaid obligations of the Company to the Lenders in respect of their Warehousing Commitments hereunder. The Agent shall distribute such payments to the Lenders.

                    (ii) Notwithstanding the foregoing, any termination of the Warehousing Commitments pursuant to Section 6.02 shall supersede any notice of termination or reduction under this Section 2.01(g). Once the Warehousing Commitments have been terminated or reduced, they may not be reinstated.

               (h)  Commitment Fees.  The Company shall pay to the Agent for the
                    ---------------
     account of each Lender commitment fees ("Commitment Fees") in an amount equal to one-tenth of one percent (0.10%) per annum of the unused portion of such Lender's Warehousing Commitment Amount, payable quarterly in arrears.

               (i)  Usage Fee.  The Company shall pay to the Agent for the
                    ---------
     account of each Lender usage fees ("Usage Fees") in an amount equal to one-quarter of one percent (0.25%) per annum of the average amount of Warehousing Loans outstanding made to finance Subprime Mortgage Loans, Sublien Mortgage Loans and Repurchased Mortgage Loans, payable monthly in arrears.

               (j)  Use of Proceeds.  Except as otherwise provided in Section
                    ---------------
     2.01(d) with respect to refinancing Swingline Loans, the proceeds of the Warehousing Loans shall be used to make, originate or acquire Mortgage Loans to be included in the Warehousing Collateral or to finance Mortgage Loans to be included in the Warehousing Collateral previously made, originated or acquired.

          2.02 Interest on the Note; Continuations and Conversions.
               ---------------------------------------------------

               (a)  Interest Rates.  The Company will pay each Lender interest
                    --------------
     on the unpaid principal balance of each Advance of such Lender from time to time outstanding as follows:

                    (i) with respect to Reference Rate Advances, the Reference Rate, plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Reference Rate;

                    (ii) with respect to Eurodollar Advances, the Adjusted Eurodollar Rate, plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Adjusted Eurodollar Rate; and

                    (iii) upon the occurrence of any Event of Default, each Advance shall, at the option of the Lender, bear interest until paid in full at a rate per annum equal to the sum of the Reference Rate plus the Applicable Margin for Reference Rate Advances plus 2.0%.

               (b)  Payment of Interest, Commitment Fees and Usage Fees.
                    ---------------------------------------------------

                    (i)    Payment of Interest.  The Agent shall use its best
                           -------------------
          efforts to provide the Company with a statement for interest on the Note and the warehousing fees with respect to Mortgage Loans pledged under the Pledge and Security Agreement, in each case accrued through the last day of each calendar month, on or before the third Business Day of the next succeeding calendar month, but shall have no liability to the Company for its failure to do so. Interest on the Warehousing Note and warehousing fees accrued through the last day of each calendar month shall be due and payable to the Agent on the second Business Day after the date the Company receives such statement from the Agent; provided, that interest payable at the rates provided for in Section 2.02 (a)(iii) shall be payable on demand.

                    (ii)   Payment of Commitment Fees and Usage Fees.  The Agent
                           -----------------------------------------
          shall use its best efforts to provide the Company with a statement for the Commitment Fees with respect to the Commitments accrued through the last day of each calendar quarter, on or before the third Business Day of the next succeeding calendar quarter, but shall have no liability to the Company for its failure to do so. The Commitment Fees accrued through the last day of each calendar quarter shall be due and payable to the Agent on the second Business Day after the date the Company receives such statement from the Agent. The Agent shall use its best efforts to provide the Company with a statement for the Usage Fees accrued through the last day of each month, on or before the third

          Business Day of the next succeeding month, but shall have no liability to the Company for its failure to do so. The Usage Fees accrued through the last day of each month shall be due and payable to the Agent on the second Business Day after the date the Company receives such statement from the Agent.

               (c)  Designation and Conversions of Outstanding Advances.
                    ---------------------------------------------------
     Subject to the terms and conditions of this Agreement, the Company shall designate, on any Borrowing Date, all or portions of the Loans to be made on such Borrowing Date as one or more Eurodollar Advances or Reference Rate Advances. Any portion of an outstanding Loan not designated as a Reference Rate Advance shall be funded as an Eurodollar Advance. Thereafter, subject to the terms and conditions of this Agreement, the Company shall have the option to convert all or any portion of any outstanding Advance into Advances of another type (i.e., Eurodollar Advances or Reference Rate Advances); provided, however, that no Advance may be converted into a Eurodollar Advance if an Event of Default or Unmatured Event of Default has occurred and is continuing on the proposed date of conversion. The Company shall provide the Agent with telephonic notice of each proposed conversion or continuation not later than 1:00 p.m. (Minneapolis time) on the date of any conversion, which notice shall set forth the proposed date therefor. Each such notice shall specify (A) the amount to be continued or converted, and (B) the date for the continuation or conversion. Any notice given by the Company under this Section 2.02(c) shall be irrevocable. The Company shall promptly confirm any such proposed conversion by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/Conversion. The Agent shall notify each Lender affected by such proposed conversion by not later than 2:00 p.m. (Minneapolis time) on the date it receives such notice of the Advances of such Lender being converted and the types of Advances into which such Advances are being converted.

               (d)  Agent's Fees.  The Company shall pay to the Agent fees in
                    ------------
     accordance with the terms of a letter of even date herewith, as the same may be amended, supplemented, restated or replaced from time to time.

          2.03 Payments and Computations.
               -------------------------

               (a)  Payments.  All payments and prepayments by the Company of
                    --------
     principal of and interest on each Note and all fees, expenses and other obligations under this Agreement shall be made in Immediately Available Funds to the Agent not later than 2:00 p.m. (Minneapolis time) on the dates called for under this Agreement, at the main office of the Agent in Minneapolis. Funds received after such hour shall be deemed to have been received by the Agent on the next Business Day. The Company shall give notice to the Agent by telefacsimile of the Mortgage Loans or Mortgage-backed Securities for which proceeds have been received. Payments received on such Mortgage Loans or Mortgage-backed Securities shall be deemed received only upon receipt of such notices by the Agent. The Company irrevocably authorizes the Agent to charge the

     Collateral Account or any other account of the Company (other than escrow or custodial accounts) maintained with the Agent in an amount equal to any such payment or permitted prepayment of principal, interest, fees, expenses and other Obligations then due and payable by the Company to the Lenders or the Agent under this Agreement and the other Loan Documents, as the case may be.

               (b)  Computations.  Commitment Fees, Usage Fees and interest on
                    ------------
     each Warehousing Note shall be computed on the basis of actual days elapsed and a year of 360 days.

          2.04 Setoff.  Whenever an Event of Default shall have occurred and be
               ------
continuing, the Company hereby irrevocably authorizes each Lender to set off the Obligations owed to such Lender against all deposits and credits of the Company with, and any and all claims of the Company against, such Lender, excluding deposits of the Company with such Lender which the Company holds in escrow or in trust for the benefit of third parties, whether or not the Obligations owed to such Lender, or any part thereof, shall be then due. No Lender shall, except as otherwise set forth in the Loan Documents, have any right to set off the Obligations owed to such Lender against any such deposits or credits except during the continuance of an Event of Default. Each Lender agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations and participations therein held by such Lender, and only then to any other indebtedness of the Company to such Lender.

          2.05 Increased Capital Requirements.  In the event that, as a result
               ------------------------------
of any Regulatory Change, compliance by any Lender with any applicable law or governmental rule, requirement, regulation, guideline or order (whether or not having the force of law) regarding capital adequacy has the effect of reducing the rate of return on such Lender's capital as a consequence of such Lender's Commitment or amounts outstanding under such Lender's Note to a level below that which such Lender would have achieved but for such compliance (taking into consideration such Lender's policies with respect to capital adequacy), then from time to time the Company shall pay to such Lender, within thirty days after written demand by such Lender, such additional amount or amounts as will compensate such Lender for such reduction; provided, that the Company shall not be obligated to pay any such additional amount (i) unless such Lender shall first have notified the Company in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate, which shall be conclusive except for manifest error, as to the amount of any such reduction (including calculations in reasonable detail showing how such Lender computed such reduction and a statement that such Lender has not allocated to its Commitment or amounts outstanding under its Note a proportionately greater amount of such reduction than is attributable to each of its other commitments to lend or to each of its other outstanding credit extensions that are affected similarly by such compliance by such Lender, whether or not such Lender allocates any portion of such reduction to such other commitments or credit extensions) shall be furnished promptly by such Lender to the Company.

          2.06 Provisions Relating to Eurodollar Advances.
               ------------------------------------------

               (a)  Interest Rate Not Ascertainable, Etc.  If, on the date for
                    ------------------------------------
     determining the Adjusted Eurodollar Rate in respect of any Eurodollar Advance, any Lender determines (which determination shall be conclusive and binding, absent error) that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to such Lender of funding such Eurodollar Advance, then such Lender shall notify the Agent, and the Agent shall notify the Company, of such determination, whereupon the obligation of such Lender to make, or to convert any Advances to, Eurodollar Advances shall be suspended until such Lender notifies the Agent, and the Agent notifies the Company, that the circumstances giving rise to such suspension no longer exist. Outstanding Eurodollar Advances owed to such Lender shall thereupon automatically be converted to Reference Rate Advances.

               (b)  Increased Cost.  If, after the date hereof, any Regulatory
                    --------------
     Change or compliance with any request or directive (whether or not having the force of law) of any governmental authority, central bank or comparable agency:

                    (i) shall subject any Lender to any tax, duty or other charge with respect to Eurodollar Advances, its Warehousing Note, its Working Capital Note or its obligation to make Eurodollar Advances, or shall change the basis of taxation of payment to such Lender of the principal of or interest on Eurodollar Advances or any other amounts due under this Agreement in respect of Eurodollar Advances or its obligation to make Eurodollar Advances (except for changes in the rate of tax on the overall net income of such Lender imposed by the laws of the United States or any jurisdiction in which such Lender's principal office is located); or

                    (ii) shall impose, modify or deem applicable any reserve, special deposit, capital requirement or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, any Lender or shall impose on any Lender or on the interbank Eurodollar market any other condition affecting Eurodollar Advances, such Lender's Warehousing Note, its Working Capital Note or its obligation to make Eurodollar Advances;

     and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Advance, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Warehousing Note or its Working Capital Note, then, within 30 days after written demand by such Lender, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction. A certificate of any Lender claiming compensation under this
     Section 2.06(b), setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent period.

               (c)  Illegality.  If, after the date of this Agreement, the
                    ----------
     adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for such Lender to make, maintain or fund Eurodollar Advances, such Lender shall notify the Company and the Agent, whereupon the obligation of such Lender to make Eurodollar Advances, shall be suspended until such Lender notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist. If any Lender determines that it may not lawfully continue to maintain any Eurodollar Advances, all of the affected Advances shall be automatically converted to Reference Rate Advances as of the date of such Lender's notice.

               (d)  Discretion of Lenders as to Manner of Funding.  Each Lender
                    ---------------------------------------------
     shall be entitled to fund and maintain its funding of Eurodollar Advances in any manner it may elect, it being understood, however, that for the purposes of this Agreement all determinations hereunder (excluding determinations of the Eurodollar Rate that the Agent may elect to make from the Reuters screen) shall be made as if such Lender had actually funded and maintained each Eurodollar Advance through the purchase of deposits having an interest rate equal to the Eurodollar Rate.

          SECTION 3.  REPRESENTATIONS AND WARRANTIES.  In order to induce the
                      ------------------------------
Lenders to enter into this Agreement and to make and maintain the Warehousing Loans, the Company makes the following representations and warranties to the Lenders effective on and as of the Signing Date, the Effective Date and each Borrowing Date:

          3.01 Formation; Powers; Good Standing; Subsidiaries; Agency Status.
               -------------------------------------------------------------

               (a)  Formation and Powers.  The Company is a corporation duly
                    --------------------
     organized, validly existing and in good standing under the laws of the State of Arizona, and the Company has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Loan Document to which it is or will be a party and to carry out the transactions contemplated hereby and thereby.

               (b)  Good Standing.  The Company is in good standing wherever
                    -------------
     necessary to carry on its business and operations, except in jurisdictions in which the failure to be in good standing would not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

               (c)  Subsidiaries, Joint Ventures and Partnerships.  The Company
                    ---------------------------------------------
     has no Subsidiaries, other than Subsidiaries created after the Effective Date and permitted pursuant to Section 4.17. The Company is not a member of any joint venture or partnership.

          3.02 Authorization; No Conflict; Governmental Consents; Binding
               ----------------------------------------------------------
Effect.

               (a)  Authorization of Borrowing.  The execution, delivery and
                    --------------------------
     performance by the Company of each Loan Document, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Note have been duly authorized by all necessary company action by the Company.

               (b)  No Conflict.  The execution, delivery and performance by the
                    -----------
     Company of each Loan Document, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Note does not and will not (i) violate any provision of law applicable to it, its articles or certificate of incorporation or bylaws or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its contractual obligations, (iii) result in or require the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets except the Liens granted to the Agent for the benefit of the Lenders under the Pledge and Security Agreement or (iv) require any approval of the shareholders of the Company or any approval or consent of any Person under any of its contractual obligations other than approvals or consents which have been obtained.

               (c)  Governmental Consents.  The execution, delivery and
                    ---------------------
     performance by the Company of, and the validity and enforceability of, each Loan Document, the carrying out of the transactions contemplated hereby and thereby, and the issuance, delivery and payment of the Note by the Company do not and will not require any registration with, consent or approval of, or notice to, or other action of, with or by, any

     Federal, state or other governmental authority or regulatory body or other Person except those that have been obtained. Any registration with, consent or approval of or other action by any federal, state or other governmental authority or regulatory body or other Person which has been obtained and has been disclosed in writing to the Lenders shall remain in effect and shall not be modified except as may be approved in writing by the Agent, which approval shall not be unreasonably withheld.

               (d)  Binding Obligations.  Each of the Loan Documents is the
                    -------------------
     legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

          3.03 Financial Statements and Condition.  The Company's audited
               ----------------------------------
financial statements as at December 31, 1999 and its unaudited financial statements as at July 31, 2000, as heretofore furnished to the Lender, have been prepared in accordance with GAAP on a consistent basis (except for the absence of footnotes and subject to year-end audit adjustments) and fairly present the financial condition of the Company as at such dates and the results of its operations and cash flow for the periods then ended. As of the Signing Date, the Company had no material obligation, contingent liability, liability for taxes or long-term lease obligation which is not reflected in such financial statements or in the notes thereto. Since December 31, 1999, there has been no material adverse change in the business, operations, property, assets or condition, financial or otherwise, of the Company.

          3.04 Title to Property; Liens.  The Company has good, sufficient and
               ------------------------
legal title to all the properties and assets reflected in the balance sheet dated as at December 31, 1999 referred to in Section 3.03 and all assets held by the Company on the Signing Date but acquired subsequent to the date of such balance sheet, except for assets disposed of in the ordinary course of business. All such properties and assets are free and clear of Liens, except as permitted hereunder. The grant of a security interest pursuant to the Pledge and Security Agreement creates a valid security interest in the property subject thereto and the Lien on the Collateral created by the Pledge and Security Agreement will be a first priority Lien thereon, free and clear of any other Liens except as permitted hereunder.

          3.05 Litigation; Adverse Facts.  There is no action, suit, proceeding
               -------------------------
or arbitration at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties that would, if decided in a manner adverse to it, result in any material adverse change in its business, operations, properties, assets or condition (financial or otherwise) or would materially adversely affect its ability to perform its obligations under the Loan Documents, and there is no basis known to it for any action, suit or proceeding which would have such an effect. The Company is (i) not in violation of any applicable law if such violation materially adversely affects or may materially adversely affect its business, operations, properties, assets or condition (financial or otherwise) or (ii) not subject to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise). There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, which questions the validity or the enforceability of any Loan Document.

          3.06 Other Agreements; Performance.
               -----------------------------

               (a)  Agreements.  The Company is not a party to or subject to any
                    ----------
     contractual obligation or charter or other internal restriction materially adversely affecting its business, properties, assets, operations or condition (financial or otherwise).

               (b)  Performance.  The Company is not in default in the
                    -----------
     performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its material contractual obligations, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise). To the best knowledge of the Company, the other parties to any of the contractual obligations of the Company are not in default thereunder, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise).

          3.07 Use of Proceeds.  All proceeds of the Warehousing Loans and
               ---------------
Swingline Loans will be used only in accordance with Section 2.01(j). No part of the proceeds of the Loans will be used by the Company to purchase or carry any margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (or any successor thereto)) or to extend credit to any other Person for the purpose of purchasing or carrying any margin stock.

          3.08 Taxes.  The Company has filed all federal, state and local tax
               -----
returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property and all other taxes, fees and other charges imposed on it or any of its property by any governmental authority (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Company). No tax Liens have been filed and no material claims are being asserted with respect to any such taxes, fees or charges. The charges, accruals and reserves on the books of the Company in respect of taxes and other governmental charges are adequate and the Company knows of no proposed material tax assessment against it or any basis therefor.

          3.09  ERISA.  Each Plan is in substantial compliance with all
                -----
applicable requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No Reportable Event has occurred and is continuing with respect to any Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would reasonably be expected to result in the institution of proceedings to terminate any Plan under Section 4042 of ERISA. With respect to each Plan subject to Title IV of ERISA, as of the most recent valuation date for such Plan, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lenders) of such Plan's projected benefit obligations did not exceed the fair market value of such Plan's assets. Neither the Company nor any ERISA Affiliate is required to make contributions to any Multiemployer Plan.

          3.10  Governmental Regulation.  The Company is not subject to
                -----------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any federal or state statute or regulation limiting its ability to incur Indebtedness for money borrowed.

          3.11  Indebtedness.  As of the Signing Date, the Company has no
                ------------
Indebtedness outstanding except the Indebtedness permitted pursuant to Section 4.08.

          3.12  Retirement Benefits.  Except as required under Section 4980B of
                -------------------
the Code, Section 601 of ERISA or applicable state law, the Company is not obligated to provide post-retirement medical or insurance benefits with respect to employees or former employees.

          3.13  Licenses and Permits.  The Company has all federal, state and
                --------------------
local licenses and permits required to be maintained in connection with and material to the current operation of its businesses, and all such licenses and permits are valid and fully effective.

          3.14  Guarantees.  The Company has not made, nor is liable in respect
                ----------
of, any Guarantee.

          3.15  Ginnie Mae, FHA, VA, Fannie Mae and Freddie Mac Eligibility of
                --------------------------------------------------------------
the Company.  The Company is (a) an FHA-approved, non-supervised mortgagee in
-----------
good standing and an eligible lender under the VA loan guaranty program, meeting all requirements of law and governmental regulation so as to be eligible to originate, purchase, hold and service FHA-insured Mortgage Loans, VA-guaranteed Mortgage Loans and conventional Mortgage Loans and to issue Mortgage-backed Securities guaranteed by Ginnie Mae; (b) an approved seller/servicer of Mortgage Loans to Fannie Mae and to Freddie Mac in the Fannie Mae and Freddie Mac regions in which it operates, meeting all applicable Fannie Mae and Freddie Mac regulations so as to be able to service Mortgage Loans for Fannie Mae and Freddie Mac; and (c) a Fannie Mae, Freddie Mac and Ginnie Mae-approved servicer of Mortgage-backed Securities, meeting all applicable regulations of Fannie Mae, Freddie Mac and Ginnie Mae so as to be able to service the Mortgage Loans that secure Mortgage-backed Securities.

          3.16 Accuracy and Completeness of Information. No representation or
               ----------------------------------------
warranty of the Company contained in this Agreement or the other Loan Documents, no representation or warranty contained in any other document, certificate or written statement furnished to the Agent or any Lender by the Company for use in connection with the transactions contemplated by the Loan Documents and no representation or warranty contained in any other document, certificate or written statement furnished to the Agent or any Lender by or on behalf of any other Person for use in connection with the transactions contemplated by the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact (known to it in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not materially misleading. There is no fact known to the Company (other than matters of a general economic nature) which materially adversely affects the business, operations, property, assets or condition (financial or otherwise) of the Company which has not been disclosed herein or in such other documents, certificates and statements furnished to the Agent or any Lender for use in connection with the transactions contemplated hereby.

          SECTION 4.  COVENANTS OF THE COMPANY.  So long as the Commitments are
                      ------------------------
in effect and thereafter so long as any Obligation shall remain unpaid, the Company covenants that, unless the Required Lenders shall otherwise consent in writing, it will perform all the covenants set forth in this Section 4.

          4.01 Financial Statements and Other Reports.  The Company will
               --------------------------------------
maintain a system of accounting established and administered in accordance with sound business practices such as to permit the preparation of financial statements in accordance with GAAP and furnish or cause to be furnished to each
Lender:

               (a) as soon as available and in any event within 45 days after the end of each fiscal quarter, a copy of the unaudited financial statements of the Company as at the end of such fiscal quarter, consisting of at least a balance sheet and the related statements of income, shareholders' equity and cash flow of the Company for such fiscal quarter and from the beginning of the then current fiscal year of the Company to the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the previous fiscal year, all in reasonable detail, and certified by the chief financial officer of the Company as being complete and correct in all material respects and fairly presenting the Company's financial condition and results of operations, subject to changes resulting from normal year-end adjustments;

               (b) as soon as available and in any event within 90 days after the end of each fiscal year, financial statements of the Company, consisting of at least a balance sheet as at the end of such fiscal year and the related statement of income, shareholders' equity and cash flow for such fiscal year of the Company, setting forth in each case in comparative form the corresponding figures as of the end of and for the previous fiscal year, all in reasonable detail, accompanied by a report thereon of a firm of independent certified public accountants selected by the Company and reasonably satisfactory to the Agent, which report shall be unqualified and shall state that such financial statements present fairly the financial condition of the Company as at the date indicated and the results of their operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior fiscal years (except as otherwise required by GAAP and stated therein) and that the examination of such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, accompanied by a statement by the accounting firm performing such audit to the effect that it has reviewed this Agreement and that in the course of performing its examination nothing came to its attention that caused it to believe that any Unmatured Event of Default or Event of Default exists, or, if such Unmatured Event of Default or Event of Default exists, describing its nature, and also by any management letters to the Company or its board of directors furnished by such accounting firm in connection with its audit of the Company's consolidated financial statements;

               (c) with the financial statements furnished pursuant to Section 4.01(a) for each calendar month:

                    (i) a certificate signed by the chief financial officer of the Company stating that to the best of his knowledge, after due inquiry, there exists no Event of Default or Unmatured Event of Default, or, if such Event of Default or Unmatured Event of Default exists, stating the nature thereof, the period of existence thereof, and what action the Company proposes to take with respect thereto; and

                    (ii) a properly completed Compliance Certificate as of the end of such fiscal quarter;

               (d) as soon as available and in any event within 30 days after the end of each month, a properly completed Borrowing Base Certificate;

               (e) (i) on each Monday as of the previous Friday, a weekly inventory/pipeline position report showing with respect to each Take-Out
     Commitment: the type, Investor type, expiration date, price, interest rate and/or required yield, the original amount or aggregate amount thereof and the portions thereof that have been utilized and the portions thereof that remain available, future contracts, hedged positions, repurchase agreements and profit and loss, indicating the number of Mortgage Notes owned by the Company, the aggregate principal balance thereof and the warehouse and pipeline balances (for purposes of this clause (d), "inventory" means Mortgage Notes owned by the Company which have been fully funded or with respect to which the Company has paid the full purchase price and "pipeline" means the Mortgage Notes (or applications for Mortgages) as to which the Company has made either firm or floating price quotes to purchase or fund but which have not been purchased or funded by the Company); and (ii) as soon as available, copies of any and all Take-Out Commitments obtained by the Company from any Investor;

               (f) within five Business Days after any officer of the Company has knowledge of their occurrence, notice of each of the following events:

                    (i) the commencement of any action, suit, proceeding or arbitration against the Company, or any material development in any action, suit, proceeding or arbitration pending or threatened against the Company, (A) in which the aggregate uninsured amount claimed is more than $100,000, (B) which would, if decided in a manner adverse to the Company, constitute a Material Adverse Event or (C) which relates to this Agreement or any document executed pursuant hereto or any transaction financed or to be financed in whole or in part directly or indirectly with the proceeds of the loans made pursuant hereto;

                    (ii) any Event of Default or Unmatured Event of Default and what actions, if any, the Company is taking or contemplates taking in regard thereto;

                    (iii) any notice from any Investor that it intends to put the Company on probation or that it will cease purchasing Mortgage Loans from the Company or that it will cease permitting the Company to service Mortgage Notes owned, sold or guaranteed by it; and

                    (iv) notice of any other Material Adverse Event, including any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Company to the Lenders;

               (g) as soon as available after the end of each fiscal month of the Company, a copy of its Mortgage Banker's Financial Reporting Form;

               (h) as soon as approved by the Company's board of directors and in all events not more than 60 days after the beginning of each fiscal year, final annual budgets, forecasts and pro-forma cash flow projections developed by the Company for such fiscal year;

               (i) as soon as available, copies of all financial statements, reports and returns sent to the Guarantor's stockholders and copies of all regular, periodic, or special reports which the Guarantor is or may be required to file with any governmental department, bureau, commission or agency; and

               (j) from time to time, such other information regarding the business, operations, affairs and financial condition of the Company as any Lender may reasonably request.

          4.02 Company Existence; Agency Status.  The Company will (a) maintain
               --------------------------------
its corporate existence in good standing under the laws of the jurisdiction of its incorporation and (b) maintain its right to carry on its business and operations in each jurisdiction in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to be in good standing would preclude the Company from enforcing its rights with respect to any material assets or expose the Company to any material liability. The Company will maintain at all times its status with FHA, VA, Fannie Mae, Freddie Mac and Ginnie Mae, as described in Section 3.15, and comply with all requirements (including, without limitation, requirements as to financial condition) necessary to maintain such status.

          4.03 Compliance with Laws, Taxes, Claims, etc.  The Company will
               ----------------------------------------
comply in all material respects with all applicable laws, rules, regulations and orders (including without limitation Regulations T, U and X of the Board of Governors of the Federal Reserve System), the failure to be in compliance with which would have a materially adverse effect on the financial condition of the Company. The Company will file all tax returns and reports which are required by law to be filed by it and pay, before they become delinquent, all taxes, assessments and governmental charges and levies imposed upon it or its property and all claims or demands of any kind (including but not limited to those of suppliers, mechanics, carriers, warehouses, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property; provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings, and as long as the Company's title to its property is not materially adversely affected, its use of such property in the ordinary course of its business is not materially interfered with and adequate reserves with respect thereto have been set aside on the Company's books in accordance with GAAP. In the event the Company fails to satisfy its obligations under this Section 4.03 as to taxes, assessments and governmental charges, or other claims, the Lenders may but are not obligated to satisfy such obligations in whole or in part and any payments made and expenses incurred in doing so shall constitute Obligations, shall bear interest at the rate set forth in Section 2.02(a)(iv) from the date incurred and shall be paid or reimbursed by the Company on demand.

          4.04 ERISA.  The Company will maintain, and cause each ERISA Affiliate
               -----
to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which the Company or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in each case in an amount exceeding $10,000, or (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Company, or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived with respect to any Plan in an aggregate amount exceeding $10,000. The Company will not permit, and will not allow any ERISA Affiliate to permit, any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any assets of the Company or any Subsidiary of the Company; and the Company will not permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lenders) of such Plan's projected benefit obligations to exceed the fair market value of such Plan's assets. The Company will not, and will not permit any ERISA Affiliate to, become a party to any Multiemployer Plan.

          4.05 Assets and Insurance.  The Company will maintain or require to
               --------------------
maintain in full force and effect (a) an adequate errors and omissions insurance policy, (b) such other insurance coverage by financially sound and respectable insurers, on all properties of a character usually insured by organizations engaged in the same or similar business (including, without limitation, all real property covered by Mortgages to the extent normally required by prudent mortgagees) against loss or damage of a kind customarily insured against by such organizations, (c) adequate public liability insurance against tort claims which may be asserted against the Company, and (d) a mortgage bankers blanket bond insurance policy in at least the amount customarily maintained by organizations engaged in the same or similar business and under similar circumstances as the Company.

          4.06 Inspection, Visitation, etc.  The Company shall permit any Person
               ---------------------------
designated by the Agent or any Lender to visit and inspect any of the properties, books and financial records of the Company, to examine and to make copies of the books of accounts and other financial records of the Company, and to discuss the affairs, finances and accounts of the Company with, and to be advised as to the same by, its managers at such reasonable times and intervals as the Agent or such Lender may designate. The Company shall also allow the Agent and its agents to conduct audits of the Company's underwriting compliance, systems and internal controls at such intervals as the Agent may, in its sole discretion, consider necessary. If an Event of Default has occurred and is continuing, then any such examinations, inspections or visits shall be at the expense of the Company, without limitation.

          4.07 Further Assurances.  The Company shall promptly correct any
               ------------------
defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation thereof. Promptly upon request by the Agent, the Company also shall do, execute, acknowledge, deliver, record, file and register any and all assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment and other instruments as the Agent may reasonably request from time to time in order: (a) to perfect and maintain the validity, effectiveness and priority of any security interests intended to be created by the Loan Documents; and (b) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Agent and the Lenders the rights granted now or hereafter intended to be granted to the Agent and the Lenders under any Loan Document or under any other instrument executed in connection with any Loan Document or that the Company may be or become bound to convey, pledge or assign to the Agent, for the benefit of the Lenders, in order to carry out the intention or facilitate the performance of the provisions of any Loan Document. The Company shall furnish to the Agent evidence satisfactory to the Agent of every such recording, filing or registration.

          4.08 Indebtedness.  The Company (a) will not, directly or indirectly,
               ------------
create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

               (i)    the Obligations;

               (ii) current liabilities not more than 90 days overdue, unless contested in good faith by appropriate proceedings and any reserves required by GAAP have been established, incurred by the Company in the ordinary course of business otherwise than for money borrowed;

               (iii) Indebtedness existing as of the date hereof and set forth on Schedule 4.08 hereto;

               (iv)   Indebtedness of the Company to Matrix Capital Bank; and

               (v) Indebtedness of the Company to Argo Federal Savings Bank in an amount not to exceed $10,000,000.

          4.09 Liens. The Company will not, directly or indirectly, create,
               -----
incur, assume or permit to exist, any Lien with respect to any property now owned or hereafter acquired by the Company, or any income or profits therefrom, except:

               (a) the security interests granted to the Agent for the benefit of the Lenders under the Loan Documents;

               (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Company;

               (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

               (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair their use in the operation of its business; and

               (e) Liens incurred in connection with gestation repurchase agreements or similar arrangements under which the Company is required to repurchase Mortgage-backed Securities or Mortgage Loans from any Lender or other counterparty reasonably satisfactory to the Agent; provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans.

               (f) Liens on assets of the Company to secure Indebtedness permitted pursuant to Section 4.08(a)(iii).

In addition, the Company will not enter into any agreement, bond, note or other instrument that would (i) prohibit the Company from granting, or otherwise limit the ability of the Company to grant, to the Agent, for the benefit of the Lenders, any Lien on any assets or properties of the Company, or (ii) require the Company to grant a Lien to any other Person if the Company grants any Lien to the Agent, for the benefit of the Lenders; provided, that in connection with any Lien permitted under Section 4.09(e) or (f), the Company may enter into an agreement of the type described in clause (i) above relating solely to the property subject to such Lien.

          4.10 Investments.  The Company will not, directly or indirectly, make
               -----------
or own any Investment, except Investments in (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from a nationally recognized statistical ratings organization, (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from a nationally recognized statistical ratings organization, (d) Mortgage Loans originated or acquired by the Company in the ordinary course of the Company's business, (e) certificates of deposits or bankers acceptances issued by any of the Lenders or any other commercial bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $500,000,000, or by United States offices of foreign banks having the highest rating obtainable from a nationally recognized statistical rating organization, in each case maturing within one year from the date of acquisition thereof, (f) investments in mutual funds that invest substantially all of their assets in Investments of the types described in subsections (a), (b), (c) and (e) of this
Section 4.10, (g) repurchase agreements relating to Investments of the types described in subsections (a), (b), (c) and (e) of this Section 4.10, and (h) Servicing Contracts created or acquired by the Company in the ordinary course of business.

          4.11 Guarantees.  The Company will not, directly or indirectly, create
               ----------
or become or be liable with respect to any Guarantee.

          4.12 Restriction on Fundamental Changes.  The Company will not engage
               ----------------------------------
in any business activities or operations substantially different from or unrelated to those in which the Company was engaged on the Signing Date, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets (including, with limitation, Servicing Rights), whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business or property of, or stock or other evidence of beneficial ownership of, any Person, except the Company may sell or otherwise dispose of Mortgage Loans, Mortgage-backed Securities, and equipment no longer used in the Company's business in the ordinary course of business, provided such sales do not include all or substantially all of the assets of the Company.

          4.13 Restricted Payments. The Company will not make any Restricted
               -------------------
Payments.

          4.14 Net Worth.  The Company will not permit its Net Worth at any time
               ---------
to be less than $25,000,000.

          4.15 Leverage Ratio.  The Company will not permit the Leverage Ratio
               --------------
at any time to be greater than 8 to 1 at any time.

          4.16 Interest Coverage Ratio.  The Company will not permit the
               -----------------------
Interest Coverage Ratio, for the four consecutive fiscal quarters ending on the last day of any fiscal quarter, to be less than 1.30 to 1.00.

          4.17 Subsidiaries.  The Company will not create or acquire any
               ------------
Subsidiaries other than Subsidiaries engaged solely in any business involving the origination, acquisition, servicing and sale of Mortgage Loans and a Subsidiary engaged in the business of an insurance agency.

          4.18 Affiliate Transactions.  The Company will not enter into any
               ----------------------
transaction with an Affiliate of the Company, other than transactions in the ordinary course of business on terms no less favorable to the Company than those that would be obtained in an arm's-length transaction.

          4.19 Escrow Imbalances.  The Company will, no later than five (5)
               -----------------
Business Days after learning (from any source) of any material imbalance in any escrow account, fully and completely correct and eliminate such imbalance.

          4.20 Inconsistent Agreements.  The Company will not, directly or
               -----------------------
indirectly, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Company hereunder or by the performance by the Company of its obligations hereunder or under any other Loan Document.


          4.21 Independence of Covenants.  All covenants hereunder shall be
               -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Unmatured Event of Default if such action is taken or condition exists.

          SECTION 5.  CONDITIONS PRECEDENT.
                      --------------------

          5.01 Conditions Precedent to Effectiveness.  The several obligations
               -------------------------------------
of the Lenders to make the initial Loans and the effectiveness of this Agreement are subject to the satisfaction on or before the Effective Date of each and every of the following conditions:

               (a) The following documents, certificates and opinion, each in form and substance satisfactory to the Lenders and their counsel, shall have been delivered to the Agent:

                    (i)     the Notes, duly executed by the Company;

                    (ii) the Pledge and Security Agreement, duly executed by the Company, together with such financing statements and other instruments required by the Agent to create and perfect the security interests granted under the Pledge and Security Agreement;

                    (iii)   the Guaranty duly executed by the Guarantor;

                    (iv) completed responses to requests for information or other evidence satisfactory to the Agent that the financing statements and other instruments delivered to the Agent pursuant to Section 5.01(a)(ii) have been filed in all appropriate filing offices and that such filed financing statements perfect a first priority security interest in favor of the Agent for the benefit of the Lenders in the property described therein;

                    (v) copies of the resolutions of the Boards of Directors of each of the Company and the Guarantor, certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, authorizing the execution, delivery and performance of each Loan Document to which it is a party and the other matters contemplated hereby;

                    (vi) a certificate signed by the Secretary or an Assistant Secretary of each of the Company and the Guarantor certifying as to the names, incumbency and true signatures of the respective persons authorized to execute and deliver each Loan Document to which it is a party and any other instrument or agreement hereunder and under any other Loan Documents;

                    (vii) long-form certificates of good standing for each of the Company and the Guarantor in the jurisdiction of its organization, and a certificate of good standing for the Company in the State of Colorado;

                    (viii) a certificate of the Secretary or an Assistant Secretary of each of the Company and the Guarantor certifying to true and correct copies of its articles of incorporation and Bylaws, as amended to the Effective Date;

                    (ix) the favorable written opinions of counsel to the Company and the Guarantor, addressed to the Lenders, as to the matters and effect set forth in Exhibit I; and

                    (x) a certificate of the Secretary or Assistant Secretary of the Company in the form set forth as Exhibit J.

               (b)  The requirements of Sections 5.02 shall have been satisfied.

          5.02 Conditions Precedent to all Warehousing Loans.  The obligation of
               ---------------------------------------------
each Lender to make each Loan (including the initial Loan) is subject to the satisfaction of each and every of the following additional conditions:

               (a) the Agent shall have received a timely and properly completed notice under Section 2.01(c);

               (b) there shall not have been any Regulatory Change after the Signing Date which would render the transactions contemplated hereby unlawful or which would impose a cost on or increase the cost to such Lender for making or maintaining its Loans or which would reduce any amount payable to such Lender under this Agreement or its Note;

               (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing or will exist upon making the requested Loan;

               (d) all the representations and warranties set forth in Section 3 of this Agreement and in Section 5 of the Pledge and Security Agreement shall be true and correct in all material respects as though made on and as of the applicable Borrowing Date;

               (e) no material adverse change in, or development likely to have a material adverse effect on, the business, operations, prospects, assets or condition (financial or otherwise) of the Company shall have occurred and no occurrence or event which is likely to have a material adverse effect on the rights and remedies of the Lenders or the ability of the Company to perform its obligations to the Lenders shall have occurred; and

               (f)  the requested Loan is permitted under Section 2.01.

          SECTION 6.  EVENTS OF DEFAULT; REMEDIES.
                      ---------------------------

          6.01 Events of Default.  The occurrence of any one or more of the
               -----------------
following events shall constitute an Event of Default:

               (a) The Company shall fail to make when due, whether by acceleration of maturity or otherwise, any payment of principal of any Note, or shall fail to pay within five days after the same becomes due, whether by acceleration of maturity or otherwise, any payment of interest on any Note or any fee or other amount required to be paid to the Agent or any Lender pursuant to this Agreement or any other Loan Document; or

               (b) Any representation or warranty made by the Company in this Agreement or in any other Loan Documents or in any certificate, statement, report or document furnished to the Agent or the Lenders pursuant to or in connection with any Loan Document shall be untrue or misleading in any material respect on the date as of which the facts set forth are stated or certified; or

               (c) The Company shall fail to comply with any agreement, covenant, condition, provision or term contained in the Pledge and Security Agreement or in Section 4.02, 4.04, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13,
     4.14, 4.15, 4.16 or 4.17; or

               (d) The Company shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement or any other Loan Document then in effect (other than those hereinabove set forth in this Section 6.01) and such failure to comply is not remedied within 30 calendar days after the earliest of (i) the date the Agent has given the Company written notice of the occurrence thereof, (ii) the date the Company gives notice of such failure to the Agent or (iii) the date the Company should have given such notice of such failure to the Agent pursuant to
     Section 4.01(f)(ii); or

               (e) Any creditor or representative of any creditor of the Company shall become entitled to declare any Indebtedness in the amount of $250,000 or more owing on any bond, debenture, note or other evidence of Indebtedness for borrowed money to be due and payable prior to its expressed maturity, whether or not such Indebtedness is actually declared to be immediately due and payable, or any such Indebtedness becomes due and payable prior to its expressed maturity by reason of any default by the Company in the performance or observance of any obligation or condition and such default shall not have been effectively waived or shall not have been cured within any grace period allowed therefor or any such Indebtedness shall have become due by its terms and shall not have been promptly paid or extended; or

               (f) The Company shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Company or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Company or for a substantial part of the property thereof and shall not be discharged within 60 days, or the Company shall make an assignment for the benefit of creditors; or

               (g) Any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law shall be instituted by or against the Company, and, if instituted against the Company, shall have been consented to or acquiesced in by the Company or shall remain undismissed for 60 days, or an order for relief shall have been entered against the Company; or

               (h) Any dissolution or liquidation proceeding shall be instituted or against the Company and, if instituted against the Company, shall be consented to or acquiesced in by the Company or shall remain for 60 days undismissed; or

               (i) A judgment or judgments for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against the Company and either (i) the judgment creditor executes on such judgment or
     (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

               (j) Any execution or attachment shall be issued whereby any substantial part of the property of the Company shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof; or

               (k) The Pledge and Security Agreement or the Guaranty shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by the Company or the Guarantor, or the Agent shall cease to have a valid and perfected security interest having the priority contemplated under the Pledge and Security Agreement in any part of the collateral described therein, other than by action or inaction of the Agent, unless the Company shall, within two Business Days after the earlier of the date it receives notice thereof from the Agent or the date an officer of the Company has knowledge thereof, repay the outstanding Loans in an amount sufficient to reduce the aggregate outstanding principal balance of the Warehousing Loans to the aggregate Warehousing Collateral Value of the Warehousing Collateral; or

               (l)  A Change of Control shall occur; or

               (m) A material adverse change occurs, or is reasonably likely to occur, in the Company's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the Obligations.

          6.02 Remedies.  If (a) any Event of Default described in Section
               --------
6.01(f), (g) or (h) shall occur, the Commitments shall automatically terminate and the Obligations shall automatically become immediately due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived, anything in this Agreement or any other Loan Document to the contrary notwithstanding, and thereafter the Required Lenders may direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents; or (b) any other Event of Default shall occur and be continuing, then, the Required Lenders may do any or all of the following: (i) declare the Warehousing Commitments terminated, whereupon the Warehousing Commitments shall be terminated, (ii) declare the Obligations to be forthwith due and payable, whereupon the Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding and (iii) direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents.

          SECTION 7.  THE AGENT
                      ---------

          7.01 Appointment and Authorization.  Each Lender appoints and
               -----------------------------
authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, WHETHER OR NOT AMOUNTING TO SIMPLE NEGLIGENCE, except for its or their own gross negligence or willful misconduct; provided, however, that the Agent shall be protected in acting or refraining from acting upon the instruction of the requisite Lenders under Section 8.05; and provided, further, that the Agent shall not be required to take any action that exposes it to personal liability or is contrary to any Loan Document, other agreement or applicable law. The Agent shall act as an independent contractor in performing its obligations as the Agent hereunder and under the other Loan Documents and nothing herein contained shall be deemed to create a fiduciary relationship among or between the Agent, the Company or the Lenders.

          7.02 Note Holders.  The Agent may treat the payee of any Note as the
               ------------
holder thereof until written notice of transfer shall have been filed with it signed by such payee.

          7.03 Consultation With Counsel.  The Agent may consult with legal
               -------------------------
counsel selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          7.04 Documents.  The Agent shall not be under a duty to examine into
               ---------
or pass upon the validity, effectiveness, genuineness or value of the Note, the other Loan Documents or any other instrument or document furnished pursuant thereto or thereunder. The Agent makes no representation or warranty to any Lender, nor shall the Agent be responsible for any representations, warranties or statements made in connection with this Agreement or any other Loan Document. The Agent shall be entitled to assume that this Agreement and the other Loan Documents are valid, effective and genuine and what they purport to be. The Agent (i) shall execute and deliver the Pledge and Security Agreement in the form of Exhibit E hereto, whereupon each provision thereof which is contemplated to be binding upon the Lenders shall be binding upon the Lenders and each of them; and (ii) shall not waive, amend or otherwise modify any provision of the Pledge and Security Agreement without the written consent of the Lenders required pursuant to Section 8.05.

          7.05 Agent and Affiliates.  With respect to its Commitments and the
               --------------------
Loans made by it in its capacity as a Lender, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary as if it were not the Agent.

          7.06 Action by Agent.  The Agent shall be entitled to use its
               ---------------
discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement and the other Loan Documents. The Agent shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable in the premises. The Agent may employ agents and attorneys-in-fact in carrying out its responsibilities under the Loan Documents, and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact as long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact, EVEN IF SUCH SELECTION AMOUNTED TO SIMPLE NEGLIGENCE.

          7.07 Credit Analysis.  Each Lender has made, and shall continue to
               ---------------
make, its own independent investigation or evaluation of the operations, business, property and condition, financial and otherwise, of the Company in connection with its Commitments and Loans and has made its own appraisal of the creditworthiness of the Company. Except as explicitly provided herein, the Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to such operations, business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter.

          7.08 Notices of Event of Default, etc.  In the event that any Lender
               --------------------------------
shall have acquired actual knowledge of any Event of Default or Unmatured Event of Default, other than as a result of its receipt of financial statements delivered to it pursuant to Section 4.01, such Lender shall promptly give notice thereof to the Agent. The Agent shall, promptly upon receipt of any such notice provide a copy thereof to the other Lenders. Upon receipt from any Lender of a request that the Agent give notice to the Company of the occurrence of an Event of Default or Unmatured Event of Default under Section 6, the Agent shall promptly forward such request to the other Lenders and will take such action and assert such rights under this Agreement and the other Loan Documents as the requisite Lenders under Section 8.05 shall direct in writing.

          7.09 Indemnification.  Each Lender agrees to indemnify the Agent (to
               ----------------
the extent not reimbursed by the Company), ratably according to its Pro Rata Share (determined under clause (i) of the definition thereof), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent under this Agreement or the other Loan Documents, WHETHER OR NOT THE AGENT'S SIMPLE NEGLIGENCE CAUSES THE SAME IN WHOLE OR IN PART; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its Pro Rata Share (determined under clause (l) of the definition thereof) of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Company, WHETHER OR NOT SUCH OUT-OF-POCKET EXPENSES RESULTED, IN WHOLE OR IN PART, FROM THE AGENT'S SIMPLE NEGLIGENCE; provided, that no Lender shall be liable for any portion of any such expenses resulting from the Agent's gross negligence or willful misconduct.

          7.10 Payments.  All payments of principal of the Note and all other
               --------
funds received by the Agent in respect of any payments made by the Company pursuant to this Agreement, the Note or the other Loan Documents, other than payments under Sections 2.05 and 2.06, and subject to the effect of Section 7.11, shall be distributed forthwith by the Agent (in like currency and funds) to the Lenders on the date received or deemed received pursuant to Section 2.03(a), in accordance with Section 2.02(b) in the case of payments of interest and Usage Fees, and ratably according to each Lender's Pro Rata Share in the case of any other payment received by the Agent. If the Agent does not make any such distribution (or provide Federal Reserve Bank reference numbers for the wire transfer of the amount thereof) on the date any such payment is received or deemed received pursuant to Section 2.02(a), the Agent will pay interest to each Lender entitled to receive a portion of such distribution on the amount distributable to it at the Federal Funds Effective Rate from such date until the date such distribution is made, such interest to be payable with such distribution. Notwithstanding any of the foregoing or any other provision of this Agreement, upon and after the occurrence of an Event of Default or Unmatured Event of Default, all proceeds received by the Agent from the sale or other disposition of the Warehousing Collateral shall be applied in accordance with Section 17 of the Pledge and Security Agreement.

          7.11 Sharing of Payments.  If any Lender shall receive and retain any
               -------------------
payment during the continuance of an Event of Default or Unmatured Event of Default, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations in excess of such Lender's Pro Rata Share of all payments of the Obligations, then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Lender agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations and participations therein held by such Lender, and only then to any other indebtedness of the Company to such Lender.

          7.12 Successor Agent.  The Agent may resign at any time by giving ten
               ---------------
days written notice thereof to the Lenders and the Company. The Required Lenders may remove the Agent at any time with or without cause by notifying the Agent and the Company in writing. Upon any such resignation or removal, the Required Lenders or, in the case of a removal pursuant to the preceding sentence, the removing Lenders shall have the right to appoint a successor Agent, which successor Agent shall (unless an Event of Default has then occurred and is continuing) be reasonably acceptable to the Company. Upon any determination by the Lenders under the second preceding sentence to appoint a custodian, the Lenders making such determination shall have the right to appoint a custodian, which custodian shall (unless an Event of Default has then occurred and is continuing) be reasonably acceptable to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of its resignation or the removal of the Agent, then the retiring Agent may, on behalf of the Lenders, appoint an Agent or custodian which shall be a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and which shall be reasonably acceptable to the Company. Any such resignation or removal shall be effective upon the appointment of a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations, under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as the Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as the Agent under this Agreement and any other Loan Document.

          7.13 Inspection.  The Lenders and their agents, accountants, attorneys
               ----------
and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Agent relating to any or all Warehousing Collateral and to make copies thereof. Any such examination will be at the cost and expense of the Lender conducting such examination.

          SECTION 8.  MISCELLANEOUS.
                      -------------

          8.01 Waiver.  No failure on the part of the Agent or the Lenders to
               ------
exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

          8.02 Notices.  Except as otherwise specifically provided for herein,
               -------
all notices and other communications provided for herein shall be in writing (including teletransmission communication) and, unless otherwise required herein or by law, shall be teletransmitted, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the other parties in accordance with this Section
8.02. All notices and other communications hereunder shall be effective when transmitted by telex or telecopier, delivered or, in the case of a mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt therefor, in each case given or addressed as aforesaid except that notices to the Agent under the provisions of Section 2 shall not be effective until received by the Agent.

          8.03 Expenses; Indemnification.  The Company agrees to pay on demand:
               -------------------------
(a) the reasonable fees and expenses of Dorsey & Whitney LLP, special counsel to the Agent in connection with the negotiation, preparation, approval, execution and delivery of the Loan Documents, (b) the reasonable fees and expenses of counsel for the Agent in connection with any amendment, modification or waiver of any of the terms of any Loan Document and (c) all reasonable costs and expenses of the Agent and each Lender (including reasonable counsel's fees) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Note and the other Loan Documents. The Company hereby agrees to indemnify the Lenders and their directors, officers, agents and employees from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation, litigation or other proceedings related to any use made or proposed to be made by the Company of the proceeds of the Loans or the operation of the Company's business, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings, WHETHER OR NOT SUCH OUT-OF-POCKET EXPENSES RESULTED, IN WHOLE OR IN PART, FROM THE AGENT'S OR ANY LENDER'S SIMPLE NEGLIGENCE (but excluding, for all purposes under this Section 8.03, any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          8.04 Confidentiality.  The Agent and each Lender shall use reasonable
               ---------------
efforts to assure that information about the Company and its operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Agent or such Lender, as the case may be, pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between the Lenders and the Company and shall not be divulged to any Person other than the Agent, the Lenders, their respective Affiliates and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants, (b) in connection with the enforcement of the rights of the Agent and the Lenders hereunder and under the other Loan Documents or otherwise in connection with applicable litigation,
(c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in the immediately preceding Section, and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over the Agent or any Lender or by any applicable law, rule, regulation or judicial process, the opinion of each Lender's counsel concerning the making of such disclosure to be binding on the parties hereto. Neither the Agent nor any Lender shall incur any liability to the Company by reason of any disclosure permitted by this Section 8.04.

          8.05 Releases, Amendments, Waivers, Consents and Exercise of Remedies.
               ----------------------------------------------------------------
Except as otherwise provided in this Section 8.05, any provision of this Agreement or any other Loan Document may be amended or modified only by an instrument or instruments in writing signed by the Required Lenders and the Company. Any amendment, waiver or consent reducing any principal of, or the amount of or rate of interest on or fees with respect to the Warehousing Loans or the Warehousing Commitments, postponing any date fixed for the payment of any principal of, interest on or fees with respect to the Warehousing Loans or Warehousing Commitments, releasing or subordinating any of the Warehousing Collateral (except as provided in the Pledge and Security Agreement), amending the definition of "Warehousing Borrowing Base" or "Warehousing Collateral Value," or amending Section 2.01 may only be made by an instrument or instruments in writing signed by all of the Lenders that have Warehousing Loans or Warehousing Commitments outstanding and the Company. Any amendment, waiver or consent amending the definition of "Pro Rata Share" or "Required Lenders" or amending this Section 8.05 may only be made by an instrument or instruments in writing signed by all of the Lenders and the Company. In addition to the foregoing requirements, (A) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the requisite Lenders indicated above to take such action, affect the rights or duties of the Agent under this Agreement or any Loan Document, and (B) no amendment may increase any Lender's Commitments unless it is in writing and signed by such Lender. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the requisite Lenders indicated above and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          8.06 Binding Effect; Assignments and Participations; Transferees; New
               ----------------------------------------------------------------
Lenders.  This Agreement shall be binding upon and inure to the benefit of the
-------
parties hereto and their respective successors and assigns, except that the Company may not assign its rights or obligations hereunder, under the Note or under any other Loan Document without the prior written consent of all of the Lenders. Each Lender may (a) grant participations in any portion of its Note and its Commitments; and (b) sell, assign, transfer or otherwise dispose of any portion of its Commitments (with a proportionate share of its outstanding Loans under such Commitments) or, if its Commitments have terminated, its outstanding Loans (each such grant of a participation or interest so sold, assigned, transferred or disposed of being herein called a "Transferred Interest") to (i) banks chartered under the laws of the United States or any State thereof or (ii) insurance companies, other banks or mutual funds ("Transferees"). In addition, any Lender may pledge any portion of its Note for security purposes to any Federal Reserve Bank. If a Lender makes any assignment to a Transferee, then such Transferee, to the extent of such assignment (unless otherwise provided therein), shall become a "Lender" hereunder and shall have all the rights and obligations of the Lenders hereunder, and the transferring Lender shall be released from its duties and obligations under this Agreement to the extent of such assignment. Upon any assignment and delegation as contemplated in the preceding sentence, (A) the Agent shall revise Schedule 1.01(a) to reflect such assignment and delegation and distribute such revised Schedule 1.01(a) to the Company and the Lender, (B) the Company shall, at the request of either the assignor or assignee Lender, execute and deliver a new Note to the assignor Lender (if it retains a Warehousing Commitment following such assignment) and the assignee Lender, in the principal amount of their respective Warehousing Commitments, and (C) the assignor Lender shall pay to the Agent an assignment fee in the amount of $3,500. Without in any way limiting the rights of Transferees hereunder, the Company agrees that each Transferee shall be entitled to the benefits of Sections 2.05 and 2.06 to the extent of its Transferred Interest as if it were a

"Lender" holding a Warehousing Commitment in an aggregate amount equal to such Transferred Interest, and that each Transferee may exercise any and all rights of banker's lien, setoff and counterclaim available pursuant to law with respect to its Transferred Interest as fully as if such Transferee were a direct lender to the Company. Notwithstanding the sale by a Lender of any participation hereunder, (y) no participant shall be deemed to be or have the rights and obligations of a Lender hereunder except as provided in the preceding sentence and (z) no Lender shall, in connection with selling any such participation, condition such Lender's rights in connection with consenting to amendments or granting waivers concerning any matter under any Loan Document upon obtaining the consent of such participant other than on matters relating to (I) any reduction in the amount of any principal of, or the amount of or rate of interest on, Warehousing Note or Warehousing Loan in which such participation is sold, (II) any postponement of the date fixed for any payment of principal of or interest on any Warehousing Note or Warehousing Loan, or the termination of any Warehousing Commitment, in which such participation is sold, or (III) the release or subordination of any material portion of any collateral other than pursuant to the terms of any Loan Document.

          8.07 Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND
               ------------------------------
ENFORCEABILITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Agreement and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

          8.08 Consent to Jurisdiction.  AT THE OPTION OF THE  AGENT, THIS
               -----------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE COMPANY AND EACH LENDER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE COMPANY OR ANY LENDER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE

JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          8.09 Waiver of Jury Trial.  THE COMPANY, THE AGENT AND EACH LENDER
               --------------------
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          8.10 Survival of Agreement.  All representations, warranties,
               ---------------------
covenants and agreement made by the Company herein or in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be deemed to have been relied upon by the Lenders and shall survive the making of the Loans by the Lenders and the execution and delivery to the Agent by the Company of the Loan Documents, regardless of any investigation made by or on behalf of the Lenders, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitments have not been terminated; provided, however, that the obligations of the Company under Sections 2.05, 2.06 and 8.03 shall survive payment in full of the Obligations and the termination of the Commitments.

          8.11 Captions.  The captions or headings herein and any table of
               --------
contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

          8.12 Entire Agreement.  This Agreement and the other Loan Documents
               ----------------
embody the entire agreement and understanding between the Company, the Agent and the Lenders with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Nothing contained in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any Persons other than the parties hereto any rights, remedies, obligations or liabilities hereunder or thereunder.

          8.13 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          8.14 Company Acknowledgments.  The Company hereby acknowledges that
               -----------------------
(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (b) neither the Agent nor any Lender has any fiduciary relationship to the Company, the relationship being solely that of debtor and creditor, (c) no joint venture exists between the Company, the Agent or any Lender, and (d) neither the Agent nor any Lender undertakes any responsibility to the Company to review or inform the Company of any matter in connection with any phase of the business or operations of the Company and the Company shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, the Company by the Lenders is for the protection of the Lenders and neither the Company nor any third party is entitled to rely thereon.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                   MATRIX FINANCIAL SERVICES
                                   CORPORATION


                                   By  /s/ George R. Bender
                                       ----------------------------------------
                                       Its      President
                                           ------------------------------------


                                   Address for Notices:
                                   -------------------
                                   2133 West Peoria
                                   Phoenix, Arizona 85029-4928
                                   Attention:  George R. Bender, President
                                   Telecopier Number: (602) 749-2200


                                   U.S. BANK NATIONAL ASSOCIATION


                                   By /s/ Mark A. Bagley
                                      -------------------------------------
                                      Its       Vice President
                                          ---------------------------------

                                   Address for Notices:
                                   -------------------
                                   918 17th Street
                                   Denver, Colorado 80202
                                   Attention: Mark Bagley
                                   Telecopier Number: (303) 585-424

                     [Signature Page to Credit Agreement]

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